[FRONT COVER]




                           Met Investors Series Trust


                          PIMCO Total Return Portfolio


                                 Class E Shares

                                   Prospectus

                                November 1, 2002



     Like all securities, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



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                                Table of Contents

                                                                                                               Page



INTRODUCTION......................................................................................................3
         Understanding the Trust..................................................................................3
         Understanding the Portfolio..............................................................................3
THE PORTFOLIO.....................................................................................................4
         Investment Summary.......................................................................................4
                  Summary of Expenses.............................................................................4
                  PIMCO Total Return Portfolio....................................................................7
         Additional Investment Strategies........................................................................10
         Management..............................................................................................18
                  The Manager....................................................................................18
                  The Adviser....................................................................................19
                  Distribution Plan..............................................................................20
YOUR INVESTMENT..................................................................................................21
         Shareholder Information.................................................................................21
         Dividends, Distributions and Taxes......................................................................21
         Sales and Purchases of Shares...........................................................................22
FINANCIAL HIGHLIGHTS.............................................................................................24
FOR MORE INFORMATION.....................................................................................Back Cover

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     INTRODUCTION

     Understanding the Trust

         Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of twenty-two managed investment portfolios or mutual funds, only one of which, the PIMCO Total Return Portfolio, is offered through this Prospectus (the "Portfolio"). Please see the Investment Summary section of this Prospectus for specific information on the Portfolio.

Investing Through a Variable Insurance Contract or Plan

         Class E shares of the Portfolio are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts") and to qualified pension and profit sharing plans (each a "Plan," collectively, the "Plans").

         As a Contract owner or Plan participant, your premium payments are allocated to the Portfolio in accordance with your Contract or Plan.

         The prospectus or disclosure document for the Contract or Plan shows the investment options available to you. Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

         The Portfolio's name and investment objective is very similar to a certain publicly available mutual fund that is managed by the same investment adviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees, and different asset sizes.

[SIDE BAR:

         Please see the Contracts prospectus or Plan disclosure document that accompanies this Prospectus for a detailed explanation of your Contract or Plan.]

                  Understanding the Portfolio

         After this Introduction you will find an Investment Summary for the Portfolio. The Investment Summary presents important facts about the Portfolio, including information about its investment objective, principal investment strategy, primary risks and past performance.




THE PORTFOLIO

     Investment Summary

The Portfolio's summary discusses the following :

o        Investment Objective

                  What is the Portfolio's investment goal?

o        Principal Investment Strategy

                  How does the Portfolio attempt to achieve its investment goal?
                  What types of investments does it contain? What style of investing and investment philosophy does it follow?

o        Primary Risks

                  What are the specific risks of investing in the Portfolio?

o        Past Performance

                  How well has the Portfolio performed over time?

         [SIDE BAR: The Portfolio in this Prospectus is a mutual fund: a pooled investment that is professionally managed and that gives you the opportunity to participate in financial markets. The Portfolio strives to reach its stated investment objective, which can be changed without shareholder approval. As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective.

         In addition to its principal investment strategy, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this section of the Prospectus. These other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are briefly discussed in "Additional
Investment Strategies" in this Prospectus.

         [SIDE BAR: The Portfolio's Adviser may sell a Portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive fixed income yield opportunities, when the issuer's investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions, or for other investment reasons.]

         The SAI provides more detailed information regarding the various types of securities that the Portfolio may purchase and certain investment techniques and practices of its Adviser.

                  Summary of Expenses

         This section describes the fees and expenses you would pay if you bought and held shares of the Portfolio.

         Shareholder Transaction Expenses                     None

         Annual Operating Expenses After Fee Waivers or Reimbursement of
Expenses

         The table below shows the annual advisory fees and other expenses for the Class E shares of the Portfolio for the year ended December 31, 2001. Other
Expenses for the Portfolio may fluctuate from year to year. The Advisory Fees and Other Expenses are expressed in the table below as an annual percentage of the Portfolio's daily average net assets:

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                                                                                                     Total Annual
                                                                                                  Portfolio Expenses
                                                                                                  (after fee waiver/
                                                                                                        expense
                                                                                                   reimbursement (1)
                                                Advisory          12b-1         Other Expenses
                                                                                --------------
                                                Fees(2)            Fees
                                                 0.00%            0.15%              0.65%               0.80%



(1) Met Investors Advisory LLC and the Trust have entered into an Expense Limitation Agreement whereby, until April 30, 2003, the total annual portfolio expenses (excluding any 12b-1 fees) of the Portfolio will not exceed, in any year in which the Agreement is in effect, 0.65% for the Portfolio. Under certain circumstances, any fees waived or expenses reimbursed by Met Investors Advisory LLC may, with the approval of the Trust's Board of Trustees, be repaid to Met Investors Advisory LLC.

     Absent this fee waivers/expense reimbursement arrangement (and including 12b-1 fees), the total annual portfolio expenses for the year ended December 31, 2001 were 1.30%.

(2)  Reflects  Met  Investors  Advisory  LLC's  fee  waiver  under  the  Expense
     Limitation   Agreement.   Absent  the  fee   waiver/expense   reimbursement
     provisions, the advisory fee would be 0.50%.

         Example of Portfolio Expenses

         The following Examples are to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Examples show the total expenses that you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The Examples assume that (i) your investment has a 5% return, (ii) the Portfolio's operating expenses stay the same, (iii) all dividends and distributions are reinvested and (iv) all expense caps remain in effect at the current expense ratio. Your actual costs may be higher or lower. The Examples do not include the effect of Contract or Plan charges.



      Year

        1                $82
        3               $256
        5               $446
       10               $993


A NOTE ON FEES

         As an investor in the Portfolio, you will incur various operating costs, including management expenses. You also will incur fees associated with the Contract and Plan which you purchase. Detailed information about the cost of investing in the Portfolio is presented in the "Policy Fee Table" section of the accompanying prospectus for the Contracts through which Portfolio shares are offered to you. Information about fees associated with Plans can be obtained from the Plan sponsor.

         The Contracts may be sold by banks. An investment in the Portfolio of the Trust through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

 [Left Side:]

                          PIMCO Total Return Portfolio


Investment Objective:

         The Portfolio seeks maximum total return, consistent with the preservation of capital and prudent investment management.

Principal Investment Strategy:

         The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of the Portfolio normally varies within a three- to six-year time frame based on the Adviser's forecast for interest rates.

         The Portfolio invests primarily in investment grade debt securities, U.S. Government securities and commercial paper and other short-term obligations. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

         The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. In addition, the Portfolio may engage in forward commitments, when-issued and delayed delivery securities transactions. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

[Right side:]

Primary Risks:

         The value of your investment in the Portfolio may be affected by one or more of the following risks, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from achieving its objectives, which are not described here.

o        Market risk

         The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines.
         Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

o        Interest rate risk

         The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.
         Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

o        Credit risk

         The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If the Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. The Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.


o        Foreign investment risk

         Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:
o These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.
o Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.
o Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.
o Foreign markets may be less liquid and more volatile than U.S. markets.
o Foreign securities often trade in currencies other than the U.S. dollar, and the Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio's foreign currency or securities holdings.
o Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.


         In addition, mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

         Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

         If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

         Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

         The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

Past Performance:

         The Portfolio commenced operations on February 12, 2001. As a result, it does not have a significant operating history. For performance information for the period ended December 31, 2001, see "Financial Highlights" on page 25. For information on Pacific Investment Management Company LLC's prior performance with a comparable fund, see page 20.

[SIDE BAR:

         Portfolio Management:

o Pacific Investment Management Company LLC see page 19.

         Additional Investment Strategies

         In addition to the principal investment strategies discussed in the Portfolio's Investment Summary, the Portfolio may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if the Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. (Please note that some of these strategies may be a principal investment strategy for the Portfolio and consequently are also described in the Portfolio's Investment Summary.) The Portfolio is not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

         Brady Bonds. Brady Bonds are collateralized or uncollaterized fixed income securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued only recently and, accordingly do not have a long payment history. These securities are subject to credit risk and interest rate risk.

         Collateralized Mortgage Obligations (CMOs). CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs may be issued or guaranteed by the U.S. Government or its agencies or instrumentalities or collateralized by a Portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality or may be non-U.S. Government guaranteed.

         CMOs carry general fixed income securities risks, such as credit risk and interest rate risk, and risks associated with mortgage-backed securities, including prepayment risk which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the Adviser may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

         Derivatives. Derivatives are used to limit risk in the Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

         Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

         Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

         Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

         Derivatives may be used to hedge against an opposite position that the Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

         Derivatives may also be used to maintain the Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by the Portfolio that invests in foreign securities.

         Direct Participation in Corporate Loans. By purchasing a loan, the Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by the Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

         The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

         Dollar Roll Transactions. Dollar roll transactions are comprised of the sale by the Portfolio of mortgage-based or other fixed income securities, together with a commitment to purchase similar, but not identical, securities at a future date. In addition, the Portfolio is paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially may involve only a firm commitment agreement by the Portfolio to buy a security. Dollar roll transactions are treated as borrowings for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), and the aggregate of such transactions and all other borrowings of the Portfolio (including reverse repurchase agreements) will be subject to the requirement that the Portfolio maintain asset coverage of 300% for all borrowings.

         If the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Portfolio is required to repurchase may be worth less than the security that the Portfolio originally held; and the return earned by the Portfolio with the proceeds of a dollar roll may not exceed transaction costs.

         Foreign Currency Transactions. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

         These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

         Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

     Foreign Debt Securities. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

         Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

         Forward Commitments, When-Issued and Delayed Delivery Securities. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

     High Quality Short-Term Debt Obligations  including  Bankers'  Acceptances,
Commercial                          Paper,                          Certificates
--------------------------------------------------------------------------------
of Deposit and  Eurodollar  Obligations  issued or  guaranteed  by Bank  Holding
Companies              in              the              U.S.,              their
--------------------------------------------------------------------------------
Subsidiaries and Foreign  Branches or of the World Bank;  Variable Amount Master
Demand             Notes             and              Variable              Rate
--------------------------------------------------------------------------------
Notes       issued      by      U.S.       and       Foreign       Corporations.
------------------------------------------------

         Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

     Eurodollar obligations are dollar-denominated securities issued outside the U.S. by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions.

         Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by the Portfolio will be regarded as an illiquid security.

         These instruments are subject to credit risk, interest rate risk and foreign investment risk.

         High Yield/High Risk Debt Securities. High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's Ratings Service ("S & P"), and Ba or lower by Moody's Investment Service, Inc. (Moody's)) or are not rated, but are of equivalent quality. Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds."

         High yield debt securities are subject to high yield debt security risk. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. If the Portfolio invests in high yield debt securities, it may be more susceptible to credit risk and market risk than if the Portfolio invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

         You should understand that high yield securities are not generally meant for short-term investing. When the Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

         Illiquid and Restricted Securities. The Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

         If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Interest Rate Transactions. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. They are used by the Portfolio in an attempt to protect the value of its investments from interest rate fluctuations. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser to the Portfolio enters into these transactions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors that it does not own.

         There is the risk that the Adviser may incorrectly predict the direction of interest rates resulting in losses to the Portfolio.

         Investment Grade Debt Securities. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g. BBB by S&P and Baa by Moody's) may have speculative characteristics.

         Mortgage-backed Securities, including GNMA Certificates, Mortgage-backed Bonds and Stripped Mortgage-backed Securities. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

         These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

         Municipal Securities. Municipal securities are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. These securities are subject to interest rate risk and credit risk.

         Non-mortgage Asset-backed Securities. Non-mortgage asset-backed securities include equipment trust certificates and interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. This means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

         The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and like other fixed income investments, the ability of the Portfolio to successfully use these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly.

         PIK (pay-in-kind) Debt Securities and Zero-Coupon Bonds. PIK debt securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

         Zero-coupon bonds are bonds that provide for no current interest payment and are sold at a discount. These investments pay no interest in cash to its holder during its life and usually trade at a deep discount from their face or par value. These investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

         These securities are subject to credit risk and interest rate risk.

         Repurchase Agreements. Repurchase agreements involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

         Repurchase agreements involve credit risk, i.e., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

         Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of a security by the Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

         Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

         Securities Loans. For purposes of realizing additional income, the Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

         The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

         Short Sales. Short sales are sales of securities that the seller does not own. The seller must borrow the securities to make delivery to the buyer. A short sale may be uncollateralized or against-the-box. A short sale is "against-the-box" if at all times when the short position is open, the seller owns an equal amount of the securities sold short or securities convertible into, or exchanged without further consideration for, securities of the same issue as the securities sold short.

         The price of securities purchased to replace borrowed securities sold short may be greater than proceeds received in the short sale resulting in a loss to the Portfolio.

         U.S. Government Securities. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank, Fannie Mae, and Sallie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

     U.S. Government securities are subject to interest rate risk. Credit risk is remote.

Defensive Investments

         Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

Portfolio Turnover

         The Portfolio's Adviser will sell a security when it believes it is appropriate to do so, regardless of how long the Portfolio has owned that security. Buying and selling securities generally involves some expense to the Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher the Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect the Portfolio's performance. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolio. The Portfolio generally will have an annual turnover rate of 100% or more.

Downgrades in Fixed Income Debt Securities

         Unless required by applicable law, the Portfolio is not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after the Portfolio purchases the security.

                  Management

         The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Adviser are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolio's assets by the Adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

                  The Manager

         Met Investors Advisory LLC (formerly known as Met Investors Advisory Corp.) (the "Manager"), 22 Corporate Plaza Drive, Newport Beach, California 92660, has overall responsibility for the general management and administration of the Portfolio. The Manager selects and pays the fees of the Adviser for the Portfolio and monitors the Adviser's investment program. The Manager is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company.

         As compensation for its services to the Portfolio, the Manager receives monthly compensation at an annual rate of 0.50% of the Portfolio's average daily net assets.

Expense Limitation Agreement

         In the interest of limiting expenses of the Portfolio until April 30, 2003, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to 0.65% of the Portfolio's daily net assets.

         The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limit stated above. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's assets exceed $100 million; (ii) the Portfolio's total annual expense ratio is less than the percentage stated above; and (iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis.

         The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

                  The Adviser

         Under the terms of the agreement between the Adviser and the Manager, the Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Adviser follows the investment policies set by the Manager and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Adviser's portfolio managers. The Portfolio managers of the Portfolio are indicated below following a brief description of the Adviser.

         The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for the Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

         The Manager pays the Adviser a fee based on the Portfolio's average daily net assets. The Portfolio is not responsible for the fees paid to the Adviser.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"), 840 Newport Center Drive, Suite 300, Newport Beach, California 92660, is the Adviser to the PIMCO Total Return Portfolio of the Trust. PIMCO is a subsidiary of Allianz Dresdner Asset Management of America L.P. ("ADAM LP") (formerly PIMCO Advisors L.P.). Allianz AG ("Allianz") is the indirect majority owner of ADAM LP. Allianz is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interested in ADAM LP. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 2001, PIMCO had approximately $241billion in assets under management.

o A Portfolio management team, led by William H. Gross, a Managing Director, the Chief Investment Officer and a founding partner of PIMCO, manages the Portfolio.

PRIOR EXPERIENCE WITH COMPARABLE FUND

         The PIMCO Total Return Portfolio and the PIMCO Total Return Fund, which is also advised by PIMCO, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in February 2001, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of PIMCO, performance information regarding the PIMCO Total Return Fund is presented. Management fees paid by the PIMCO Total Return Fund are less than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the PIMCO Total Return Fund, the average annual return during the periods would have been lower than the numbers set forth below. This result assumes that the current management fee paid by the PIMCO Total Return Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of PIMCO Total Return Fund and the Portfolio will vary.

         The table below compares the PIMCO Total Return Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/01 with the Lehman Aggregate Bond Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.






-------------------------------------------------- -------------------------------------------------------------------
                                                               Average Annual Total Return as of 12/31/01
-------------------------------------------------- -------------------------------------------------------------------
-------------------------------------------------- ----------------------- ---------------------- --------------------
                                                           1 Year                 5 Year                10 Year

-------------------------------------------------- ----------------------- ---------------------- --------------------
-------------------------------------------------- ----------------------- ---------------------- --------------------
PIMCO Total Return Fund -                                           9.50%                  8.16%                8.25%
Institutional shares
-------------------------------------------------- ----------------------- ---------------------- --------------------
-------------------------------------------------- ----------------------- ---------------------- --------------------
Lehman Aggregate Bond Index                                         8.44%                  7.43%                7.23%
-------------------------------------------------- ----------------------- ---------------------- --------------------




Distribution Plan

         The Portfolio has adopted for its Class E shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") and pursuant to the 12b-1 Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company located at 22 Corporate Plaza Drive, Newport Beach, California 92660. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The 12b-1 Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the 12b-1 Plan for Class E share, the Trust on behalf of the Portfolio, is permitted to pay various service providers up to 0.25% for Class E shares of the average daily net assets of the Portfolio allocated to Class E shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments with respect to Class E shares are limited to 0.15% of average net assets, which amount may be increased to the full 12b-1 Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


         YOUR INVESTMENT

     Shareholder Information

         The separate accounts of MetLife and the Plans are the record owners of the Portfolio's shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and the Plans and not to you, the Contract owner or Plan participant. The legal rights of you, the Contract owner or Plan participant, are different from the legal rights of the record owner.

         However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Generally the Plans, as record owners, vote directly on issues and may or may not solicit instructions from Plan participants. Please see "Voting Rights" in the prospectus for the Contracts or in the disclosure documents for the Plans accompanying this Prospectus for more information on your voting rights.

                  Dividends, Distributions and Taxes

Dividends and Distributions

         The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio distributes its dividends from its net investment income to MetLife's separate accounts or the Plans at least once a year and not to you, the Contract owner or Plan participant. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts or Plans. Please see the Contracts prospectus or Plan disclosure documents accompanying this Prospectus for more information.

         All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

Taxes

         Please see the Contracts prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of the Portfolio's shares and their receipt of dividends and capital gains.

         The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

         Shares of the Portfolio are currently offered only to the separate accounts of MetLife and to Plans. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

         Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as the Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

         The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

Report to Policyholders

         The fiscal year of the Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolio's composition and other information. An annual report, with audited information, will be sent to you each year.

                  Sales and Purchases of Shares

         The Trust does not sell its shares directly to the public. The Trust continuously sells Class E shares of the Portfolio only to the separate accounts of MetLife to fund Contracts and to Plans. It could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees. This Prospectus offers Class E shares to fund Contracts and to Plans. The Trust's Class A and Class B shares are not offered by this Prospectus.

Purchase and Redemption of Shares

         MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of Plan payments and net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date.

         Shares of the Portfolio are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class E shares are subject to a Rule 12b-1 fee of 0.15% of average daily net assets. (However, certain sales or other charges may apply to the Contract and Plan, as described in the Contracts prospectus or Plan disclosure documents.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

Right to Restrict Transfers

         Neither the Trust, the Contracts nor the Plans are designed for professional market timing organizations, other entities, or individuals using programmed, large and/or frequent transfers. MetLife, in coordination with the Trust's Manager and Adviser, reserves the right to temporarily or permanently refuse exchange requests if, in its judgment, the Portfolio would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Portfolio and therefore may be refused. Investors should consult the Contracts prospectus and Plan disclosure document that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

Valuation of Shares

         The Portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio's assets may be affected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur on days when the Trust is open for business.

         Net asset value of the Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

         Except for money market instruments maturing in 60 days or less, securities held by the Portfolio are valued at market value. If market values are not readily available, securities are valued at fair value as determined by the Valuation Committee of the Trust's Board of Trustees. Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

         The following financial highlights table is intended to help you understand the Portfolio's Class E shares financial performance for its period of operation. Certain information reflects financial results for a single Portfolio share. Total return in the table shows how much an investment in the Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Trust, which is available upon request.

PIMCO Total Return Portfolio
Class E

                                                   For the period from October
                                                    31, 2001 (commencement of
                                                          operations) to
                                                       December 31, 2001(a)
NET ASSET VALUE, BEGINNING OF PERIOD......................
                                                                       $10.65
INCOME FROM INVESTMENT OPERATIONS:

Net investment income.....................................              0.07
Net realized and unrealized losses........................             (0.26)
                                                                       ------
TOTAL FROM INVESTMENT OPERATIONS..........................
                                                                       (0.19)
DISTRIBUTIONS:
Dividends from net investment income..........................         (0.09)
Distributions from net realized gains.........................         (0.04)
                                                                       ------
TOTAL DISTRIBUTIONS...........................................         (0.13)
                                                                       ------
NET ASSET VALUE, END OF PERIOD............................             $10.33
                                                                       ------
TOTAL RETURN..............................................            (1.18%)+
                                                                      -------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (In millions)...................              $0.1
RATIOS TO AVERAGE NET ASSETS (1):
Expenses..................................................            0.80%++
Net investment income.....................................            3.71%++
PORTFOLIO TURNOVER RATE...................................            346.0%+

(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of Operating Expenses to Average Net Assets:
                                                                      1.30%++
Ratio of Net Investment Income to Average Net Assets:
                                                                      3.21%++

+........Non-annualized

++.......Annualized

(a)......Net investment income per share was calculated using average shares outstanding.

{W0011186; 1}
                  FOR MORE INFORMATION

If you would like more information about the Portfolio, the following documents are available to you free upon request:

Annual/Semi-annual Reports

         Contain additional information about the Portfolio's performance. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

Statement of Additional Information ("SAI")

         Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

If you would like a copy of the current versions of these documents, or other information about the Portfolio, contact:

                           Met Investors Series Trust
                            22 Corporate Plaza Drive
                         Newport Beach, California 92660
                                 1-800-848-3854


Information about the Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission (`SEC"):

oIn person Review and copy documents in the SEC's Public Reference Room in Washington, D.C. (for information call 202-942-8090).

oOn line Retrieve information from the EDGAR database on the SEC's web site at: http://www.sec.gov.

oBy mail Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                              SEC FILE # 811-10183